UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2007
USG Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
550 West Adams Street, Chicago, Illinois 60661-3676
(Address of Principal executive offices, including Zip Code)
(312) 436-4000
(Registrant’s telephone number, including area code)
125 South Franklin Street, Chicago, Illinois 60606-4678
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Nonqualified Stock Option Agreement
Form of Restricted Stock Units Agreement
Form of Restricted Stock Units Agreement
Form of Performance Shares Agreement

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 23, 2007, the Registrant’s Board of Directors approved additional forms of Nonqualified Stock Option and Restricted Stock Units Agreements and a form of Performance Shares Agreement for use in connection with awards under the Registrant’s Long-Term Incentive Plan (the “LTIP”). The form of Nonqualified Stock Option Agreement is identical to the form of that agreement previously approved by the Board of Directors except for (1) the provisions related to the vesting and exercise of options at and following retirement and (2) provision for vesting over four rather than five years. The forms of Restricted Stock Units Agreement are identical to the form of that agreement previously approved by the Board of Directors except for the provisions related to the vesting of units at retirement, and one form provides for “cliff” vesting after five years rather than ratable vesting over four years.
     The form of Performance Shares Agreement provides for performance shares to be earned based on the Registrant’s total stockholder return relative to the performance of the Dow Jones U.S. Construction and Materials Index (adjusted in specified circumstances) for the three-year period ending December 31, 2009. Depending on performance, the number of shares of the Registrant’s common stock earned will vary from 0 to 200% of the number of performance shares awarded.
     Copies of the forms of Nonqualified Stock Option, Restricted Stock Units and Performance Shares Agreements are filed herewith as Exhibits 10.1 through 10.4 and are incorporated herein by reference. The foregoing description of these Agreements is qualified in its entirety by reference to those Exhibits.
     On March 23, 2007, the Registrant’s Board of Directors also approved annual awards under the LTIP to the Registrant’s executive officers and other LTIP participants. It also approved special retention awards of restricted stock units to certain of the Registrant’s executive officers, including an award of 30,000 restricted stock units to James S. Metcalf, the Registrant’s President and Chief Operating Officer. These restricted stock units will “cliff” vest on March 23, 2012.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Restricted Stock Units Agreement (Annual Grant)

10.3	Form of Restricted Stock Units Agreement (Retention Grant)

10.4	Form of Performance Shares Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
/s/ Stanley L. Ferguson
Stanley L. Ferguson
Executive Vice President and General Counsel

Date: March 28, 2007

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Nonqualified Stock Option Agreement

10.2	Form of Restricted Stock Units Agreement (Annual Grant)

10.3	Form of Restricted Stock Units Agreement (Retention Grant)

10.4	Form of Performance Shares Agreement

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